UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 23, 2019
(Date of earliest event reported)
Commission file number 1-34192

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2896096 (I.R.S. Employer I. D. No.)
160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)
(408) 601-1000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common stock, $0.001 par value	Trading Symbol MXIM	Name of each exchange on which registered The NASDAQ Global Select Market

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2019, the Board of Directors (the “Board”) of Maxim Integrated Products, Inc. (the “Company”) appointed Mercedes Johnson as a director of the Company effective immediately. The Board also appointed Ms. Johnson as a member of the Audit Committee effective immediately.

Ms. Johnson served as interim Chief Financial Officer at Intersil Corporation in 2013. From 2010 to 2011, she was Vice President and Chief Financial Officer at Tri Alpha Energy. Prior to this, Ms. Johnson served as a Founding Executive, Senior Vice President of Finance, and Chief Financial Officer of Avago Technologies (now Broadcom) from December 2005 to August 2008. She also served as the Senior Vice President, Finance of Lam Research Corporation from June 2004 to January 2005 and as Lam’s Chief Financial Officer from May 1997 to May 2004. Ms. Johnson holds a degree in Accounting from the University of Buenos Aires, Argentina and currently serves on the Board of Directors for Teradyne, Inc., Synopsys, Inc., and Millicom International Cellular SA. She also served on the Board of Directors for Juniper Networks, Inc. from May 2011 to May 2019, Micron Technology, Inc. from June 2005 to January 2019, Intersil Corporation from August 2005 to February 2017, and Storage Technology Corporation from January 2004 to August 2005.

Ms. Johnson will receive the same compensation as other non-employee directors as described in the Company’s Proxy Statement under “Director Compensation.” In addition, the Company has entered into the Company’s standard indemnification agreement with Ms. Johnson, the form of which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 25, 2005.

There are no arrangements or understandings between Ms. Johnson and any other person pursuant to which either was elected as a director of the Company, and there is no information required to be disclosed with respect to Ms. Johnson pursuant to Item 404(a) of Regulation S-K.

On September 24, 2019, the Company issued a press release announcing the appointment of Ms. Johnson to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release issued by the Company on September 24, 2019.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by the Company on September 24, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 24, 2019

Maxim Integrated Products, Inc.

By: /s/ Mark Casper

Mark Casper Vice President and General Counsel